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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 29, 2000



                       BAY VIEW SECURITIZATION CORPORATION
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             (Exact name of registrant as specified in its charter)




    Delaware                        333-30048                     93-1225376
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(State or other              (Commission File Number)            (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                        No.)


c/o Bay View Bank, 1840 Gateway Drive, San Mateo, California        94404
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(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (650) 312-7396


                                       N/A
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         (Former name or former address, if changed since last report.)
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Item 5.   Other Events.
          -------------

     The definitive Pooling and Servicing Agreement for the Bay View 2000-LJ-1 Auto Trust (the "Trust"), dated as of March 29, 2000, among Bay View Securitization Corporation, as depositor, Bay View Acceptance Corporation, as servicer, and Bankers Trust Company, as trustee, is filed herewith.

     In addition, the Federal tax opinion (and the consent related thereto) dated March 29,2000 relating to the Trust is being filed herewith.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

          Exhibit No.                      Description

               4 Definitive Pooling and Servicing Agreement, dated as of March 29, 2000, for the Bay View 2000-LJ-1 Auto Trust.

              99           Federal tax opinion dated March 29, 2000


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BAY VIEW 2000-LJ-1 AUTO TRUST
                                         BAY VIEW SECURITIZATION CORPORATION
                                         ORIGINATOR OF TRUST



Date: March 31, 2000                     By:  /s/ Edward H. Sondker
                                              ----------------------------
                                              Edward H. Sondker
                                              Chief Executive Officer

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